Exhibit 4.2

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, dated as of June 10, 2010 (the “Agreement”), is entered into by and among LEXINGTON REALTY TRUST, a Maryland real estate investment trust (the “Company”), those entities listed on Schedule A hereto (collectively, the “Guarantors”), and WELLS FARGO SECURITIES, LLC and J.P. MORGAN SECURITIES LLC, as representatives (the “Representatives”) of the several initial purchasers listed on Schedule B hereto (the “Initial Purchasers”).

The Company, Lepercq Corporate Income Fund L.P., a Delaware limited partnership and Lepercq Corporate Income Fund II, L.P., a Delaware limited partnership, and the Representatives on behalf of the Initial Purchasers are parties to the Purchase Agreement dated June 3, 2013 (the “Purchase Agreement”), which provides for the sale by the Company to the Initial Purchasers of $250,000,000 aggregate principal amount of its 4.25% Senior Notes due 2023 (the “Notes”) which will be guaranteed on an unsecured basis (the “Guarantees” and, collectively with the Notes, the “Securities”) by the Guarantors. As an inducement to the Initial Purchasers to enter into the Purchase Agreement, the Company and the Guarantors have agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under Section 5 of the Purchase Agreement.

In consideration of the foregoing, the parties hereto agree as follows:

1.          Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Additional Interest” shall have the meaning set forth in Section 2(d) hereof.

“Business Day” shall mean with respect to any note, any day, other than a Saturday, Sunday or any other day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.

“Closing Date” shall mean the Closing Time as defined in the Purchase Agreement.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“Exchange Dates” shall have the meaning set forth in Section 2(a)(ii) hereof.

“Exchange Offer” shall mean the exchange offer by the Company and the Guarantors of Exchange Securities for Registrable Securities pursuant to Section 2(a) hereof.

“Exchange Offer Registration” shall mean a registration under the Securities Act effected pursuant to Section 2(a) hereof.

“Exchange Offer Registration Statement” shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, including post-effective amendments thereto, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

“Exchange Securities” shall mean senior notes issued by the Company and guaranteed by the Guarantors under the Indenture containing terms identical to the Securities (except that the Exchange Securities will not be subject to restrictions on transfer or to any increase in annual interest rate for failure to comply with this Agreement) and to be offered to Holders of Registrable Securities in exchange for their Registrable Securities pursuant to the Exchange Offer.

“FINRA” shall mean the Financial Industry Regulatory Authority, Inc.

“Free Writing Prospectus” means each free writing prospectus (as defined in Rule 405 under the Securities Act) prepared by or on behalf of the Company and the Guarantors or used or referred to by the Company and the Guarantors in connection with the offer or sale of the Securities or the Exchange Securities.

“Guarantors” shall have the meaning set forth in the preamble and shall also include the Guarantors’ successors.

“Holders” shall mean the Initial Purchasers, for so long as they own any Registrable Securities, and each of their successors, assigns and direct and indirect transferees who become owners of Registrable Securities under the Indenture; provided that for purposes of Sections 4 and 5 of this Agreement, the term “Holders” shall include Participating Broker-Dealers.

“Indemnified Person” shall have the meaning set forth in Section 5(c) hereof.

“Indemnifying Person” shall have the meaning set forth in Section 5(c) hereof.

“Indenture” shall mean the Indenture relating to the Securities dated as of the date hereof among the Company, the Guarantors, and U.S. Bank National Association, as trustee, as the same may be amended from time to time in accordance with the terms thereof.

“Initial Purchasers” shall have the meaning set forth in the preamble.

“Inspector” shall have the meaning set forth in Section 3(a)(xiii) hereof.

“Majority Holders” shall mean the Holders of a majority of the aggregate principal amount of the outstanding Registrable Securities; provided that if the Company and the Guarantors shall issue any additional Registrable Securities under the Indenture prior to consummation of the Exchange Offer or, if applicable, the effectiveness of any Shelf Registration Statement, such additional Securities and the Registrable Securities to which this Agreement relates shall be treated together as one class for purposes of determining whether the consent or approval of Holders of a specified percentage of Registrable Securities has been obtained.

“Participating Broker-Dealers” shall have the meaning set forth in Section 4(a) hereof.

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“Person” shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

“Prospectus” shall mean the prospectus included in a Registration Statement, including any preliminary prospectus or a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A or Rule 430B under the Securities Act, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including any document incorporated by reference therein.

“Purchase Agreement” shall have the meaning set forth in the preamble.

“Registrable Securities” shall mean the Securities; provided that the Securities shall cease to be Registrable Securities upon the earliest to occur of (i) when a Registration Statement with respect to such Securities has become effective under the Securities Act and such Securities have been exchanged, sold or otherwise disposed of pursuant to such Registration Statement, (ii) when such Securities are sold pursuant to Rule 144 under the Securities Act (or any similar provision then in force, but not Rule 144A), (iii) when such Securities cease to be outstanding or (iv) except in the case of Securities that otherwise remain Registrable Securities and that are held by an Initial Purchaser and that are ineligible to be exchanged in the Exchange Offer, when the Exchange Offer is consummated.

“Registration Default” shall have the meaning set forth in Section 2(d) hereof.

“Registration Default Damages” shall have the meaning set forth in Section 2(d) hereof.

“Registration Expenses” shall mean any and all expenses incident to performance of or compliance by the Company and the Guarantors with respect to this Agreement, including without limitation: (i) all SEC, stock exchange or FINRA registration and filing fees, (ii) all reasonable, out-of-pocket fees and expenses incurred in connection with compliance with state securities or blue sky laws and any filing with and review by FINRA (including reasonable, out-of-pocket fees and disbursements of counsel for any Underwriters, Initial Purchasers or Holders in connection with blue sky qualification of any Exchange Securities or Registrable Securities and any filing with and review by FINRA in an amount not to exceed $10,000), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, and any Free Writing Prospectus and any amendments or supplements thereto, any underwriting agreements, securities sales agreements or other similar agreements and any other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vi) the fees and disbursements of the Trustee and its counsel, (vii) the fees and disbursements of counsel for the Company and the Guarantors and, in the case of a Shelf Registration Statement, the reasonable fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Majority Holders and which counsel may also be counsel for the Initial Purchasers) and (viii) the fees and disbursements of the independent public accountants of the Company and the Guarantors, including the expenses of any special audits or “comfort” letters required by or incident to the performance of and compliance with this Agreement, but excluding fees and expenses of counsel to the Underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

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“Registration Statement” shall mean any registration statement of the Company and the Guarantors that covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement or additional Registrable Securities or Exchange Securities that may be issued by the Company and the Guarantors under the Indenture and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

“Registration Statement Default” shall have the meaning set forth in Section 2(d) hereof.

“Representatives” shall have the meaning set forth in the preamble hereto.

“Resale Shelf Registration” shall mean a registration effected pursuant to Section 2(b) hereof.

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities” shall have the meaning set forth in the preamble hereto.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Shelf Effectiveness Period” shall have the meaning set forth in Section 2(b) hereof.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Company and the Guarantors that covers all or a portion of the Registrable Securities and any additional Securities that may be issued by the Company and the Guarantors under the Indenture (but no other securities unless approved by the Holders whose Registrable Securities are to be covered by such Shelf Registration Statement) on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

“Shelf Registration Statement Default” shall have the meaning set forth in Section 2(d) hereof.

“Shelf Request” shall have the meaning set forth in Section 2(b) hereof.

“Staff” shall mean the staff of the SEC.

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“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended from time to time.

“Trustee” shall mean the trustee with respect to the Securities under the Indenture.

“Underwriter” shall have the meaning set forth in Section 3(e) hereof.

“Underwritten Offering” shall mean an offering in which Registrable Securities are sold to an Underwriter for reoffering to the public.

2.           Registration Under the Securities Act.

(a)          To the extent not prohibited by any applicable law or applicable interpretations of the Staff, the Company and the Guarantors shall use their commercially reasonable efforts to (i) cause an Exchange Offer Registration Statement covering an offer to the Holders to exchange all the Registrable Securities for Exchange Securities to become effective under the Securities Act within 240 days of the Closing Date, and (ii) if any Holder notifies the Company that it is obligated to deliver a prospectus in connection with its participation in the Exchange Offer, to cause the Exchange Offer Registration Statement to remain continuously effective under the Securities Act, supplemented and amended as required under the Securities Act, until the earlier of one year following the completion of the Exchange Offer or such date all such Holders are no longer subject to the prospectus delivery requirement. The Company and the Guarantors shall (A) commence the Exchange Offer promptly after the Exchange Offer Registration Statement is declared effective by the SEC and keep the Exchange Offer open for at least 20 Business Days (or longer, if required by applicable securities laws) after the date notice of the Exchange Offer is sent to Holders (as described below) and (B) use commercially reasonable efforts to complete the Exchange Offer (as further described below in this Section 2(a)) on or prior to 60 days (or longer, if required by applicable securities laws) after the date on which the Exchange Offer Registration Statement is declared effective by the SEC.

The Company and the Guarantors shall commence the Exchange Offer by mailing (or, to the extent permitted by law, publishing, filing or making available) the related Prospectus, appropriate letters of transmittal and other accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law, substantially the following:

(i)          that the Exchange Offer is being made pursuant to this Agreement and that all Registrable Securities validly tendered and not properly withdrawn will be accepted for exchange;

(ii)         the dates of acceptance for exchange (which shall be a period of at least 20 Business Days from the date such notice is mailed, published, filed or made available) (each, an “Exchange Date” and collectively, the “Exchange Dates”);

(iii)        that any Registrable Security not tendered will remain outstanding and continue to accrue interest (but not any Additional Interest) but will not retain any rights under this Agreement;

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(iv)        that any Holder electing to have a Registrable Security exchanged pursuant to the Exchange Offer will be required to (A) surrender such Registrable Security, together with the appropriate letters of transmittal, to the institution acting as the exchange agent and at the address of such institution (located in the Borough of Manhattan, The City of New York) and in the manner specified in the notice, or (B) effect such exchange otherwise in compliance with the applicable procedures of the depositary for such Registrable Security, in each case prior to the close of business on the last Exchange Date; and

(v)         that any Holder will be entitled to withdraw its election, not later than the close of business on the last Exchange Date, by (A) sending to the institution acting as the exchange agent and at the address of such institution (located in the Borough of Manhattan, The City of New York) specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange and a statement that such Holder is withdrawing its election to have such Securities exchanged, or (B) effecting such withdrawal otherwise in compliance with the applicable procedures of the depositary for such Registrable Security.

As a condition to participating in the Exchange Offer, a Holder will be required to represent to the Company and the Guarantors that (i) any Exchange Securities to be received by it will be acquired in the ordinary course of its business, (ii) at the time of the commencement of the Exchange Offer it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Securities in violation of the provisions of the Securities Act, (iii) it is not an “affiliate” (within the meaning of Rule 405 under the Securities Act) of the Company or the Guarantors and (iv) if such Holder is a broker-dealer that will receive Exchange Securities for its own account in exchange for Registrable Securities that were acquired as a result of market-making or other trading activities, then such Holder will deliver a Prospectus (or, to the extent permitted by law, make available a Prospectus to purchasers) in connection with any resale of such Exchange Securities.

As soon as reasonably practicable after the last Exchange Date, the Company and the Guarantors shall:

(i)          accept for exchange Registrable Securities or portions thereof validly tendered and not properly withdrawn pursuant to the Exchange Offer; and

(ii)         deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities or portions thereof so accepted for exchange by the Company and the Guarantors and issue, and cause the Trustee to promptly authenticate and deliver to each Holder, Exchange Securities equal in principal amount to the principal amount of the Registrable Securities surrendered by such Holder.

The Company and the Guarantors shall use their commercially reasonable efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate any applicable law or applicable interpretations of the Staff.

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(b)          In the event that the Company and the Guarantors (i) determine that the Exchange Offer Registration provided for in Section 2(a) above is not available or may not be completed as soon as reasonably practicable after the last Exchange Date because it would violate any applicable law or applicable interpretations of the Staff, (ii) do not consummate the Exchange Offer within 300 days of the Closing Date or (iii) upon receipt of a written request (a “Shelf Request”) from any Initial Purchaser, as soon as reasonably practicable after the last Exchange Date, representing that it holds Registrable Securities that are or were ineligible to be exchanged in the Exchange Offer, the Company and the Guarantors shall use their commercially reasonable efforts to cause to be filed as soon as reasonably practicable after such determination, date or request, as the case may be, but in no event more than 30 days after such determination, date or request, a Shelf Registration Statement providing for the sale of all the Registrable Securities by the Holders thereof and to have such Shelf Registration Statement declared effective by the SEC within 90 days after such determination, date or request; provided that no Holder shall be entitled to have its Registrable Securities covered by such Shelf Registration Statement unless such Holder has returned to the Company on behalf of the Company and the Guarantors a completed and signed selling security holder questionnaire in reasonable and customary form by the reasonable deadline for responses set forth therein, which may include an agreement by the Holder to be bound by the provisions of this Agreement applicable to such Holder, including the indemnification obligations herein.

In the event that the Company and the Guarantors are required to file a Shelf Registration Statement pursuant to clause (iii) of the preceding sentence, the Company and the Guarantors shall use their commercially reasonable efforts to file and have declared effective by the SEC both an Exchange Offer Registration Statement pursuant to Section 2(a) with respect to all Registrable Securities and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Securities held by the Initial Purchasers that were ineligible to be exchanged in the Exchange Offer.

The Company and the Guarantors agree to use their commercially reasonable efforts to keep the Shelf Registration Statement continuously effective until the date which is one year after the effective date of the Shelf Registration Statement or such shorter period that will terminate when all the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement (the “Shelf Effectiveness Period”). The Company and the Guarantors further agree to supplement or amend the Shelf Registration Statement and the related Prospectus and any Free Writing Prospectus if required by the rules, regulations or instructions applicable to the registration form used by the Company and the Guarantors for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by a Holder of Registrable Securities (or, to the extent permitted by law, publish, file or make available) with respect to information relating to such Holder, and to use their commercially reasonable efforts to cause any such amendment to become effective and such Shelf Registration Statement, Prospectus and Free Writing Prospectus to become usable as soon as thereafter practicable. The Company and the Guarantors agree to furnish to the Holders of Registrable Securities copies of any such supplement or amendment (other than documents to be incorporated by reference in a Shelf Registration Statement, Prospectus or Free Writing Prospectus) within a commercially reasonable time after its being used or filed with the SEC.

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(c)          The Company and the Guarantors shall pay all Registration Expenses in connection with any registration pursuant to Section 2(a) or Section 2(b) hereof. Each Holder shall pay all underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Securities pursuant to the Shelf Registration Statement and transfer taxes, if any, relating to the exchange of such Holder’s Registrable Securities pursuant to the Exchange Offer Registration Statement.

(d)          An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC or is automatically effective upon filing with the SEC as provided by Rule 462 under the Securities Act.

In the event that (i) any Registration Statement required by this Agreement has not become effective on or prior to the date specified in this Agreement, or (ii) the Exchange Offer is not completed within 300 days of the Closing Date (each a “Registration Statement Default”), then the interest rate on the Registrable Securities will be increased by 0.25% per annum for the first 90-day period thereafter, and the amount of such additional interest will increase by an additional 0.25% per annum for each subsequent 90-day period, up to a maximum of 0.50% per annum over the original interest rate on the Securities (“Additional Interest”). At the time the Registration Statements are filed or become effective, as applicable, or the Exchange Offer is consummated, the interest rate on the Securities shall revert to the original interest rate on the Closing Date and the Company and the Guarantors shall no longer be required to pay Additional Interest.

If the Shelf Registration Statement, if required hereby, (i) has been declared effective but thereafter (and prior to the expiration of the period referred to in Rule 144) either ceases to be effective or the Prospectus contained therein ceases to be usable at any time during the Shelf Effectiveness Period, and such failure to remain effective or usable exists for more than 60 days (whether or not consecutive) in any 12-month period, or (ii) if the Company and the Guarantors through their omission fails to name as a selling security holder any Holder that had complied timely with its obligations hereunder in a manner to entitle such Holder to be named in the Shelf Registration Statement or any Prospectus (each a “Shelf Registration Statement Default” and together with the Registration Statement Default, the “Registration Default”), then the interest rate on the Registrable Securities (in the case of clause (ii), only those Registrable Securities held by the affected Holders) will be increased by 0.25% per annum for the first 90-day period thereafter, and the amount of such additional interest will increase by an additional 0.25% per annum for each subsequent 90-day period, up to a maximum of 0.50% per annum over the original interest rate on the Securities (“Shelf Registration Additional Interest” and together with Additional Interest, “Registration Default Damages”). At the time that the Resale Shelf Registration has again been declared effective or the Prospectus again becomes useable or upon the time when the Company has named as a selling security holder the Holder that had timely complied with its obligations in a manner to entitle such Holder to be named in the Shelf Registration Statement or Prospectus, then the interest rate on the Securities shall revert to the original interest rate on the Closing Date and the Company and the Guarantors shall no longer be required to pay Resale Shelf Registration Additional Interest.

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Any amounts of Registration Default Damages due pursuant to this Section 2(d) will be payable in cash on the next succeeding interest payment date to Holders entitled to receive such Registration Default Damages on the relevant record dates for the payment of such interest. If any Security ceases to be outstanding during any period for which Registration Default Damages are accruing, the Company and the Guarantors will prorate the Registration Default Damages payable with respect to such Security.

Notwithstanding anything herein to the contrary, the Registration Default Damages rate on the Securities shall not exceed in the aggregate 0.50% per annum and shall not be payable under more than one clause above for any given period of time, except that if Registration Default Damages would be payable because of more than one Registration Default, but at a rate of 0.25% per annum under one Registration Default and at a rate of 0.50% per annum under the other, then the Registration Default Damages rate shall be the higher rate of 0.50% per annum. Other than the Company’s and the Guarantors’ obligation to pay Registration Default Damages in accordance with this Section 2(d), neither the Company nor the Guarantors will have any liability for damages with respect to a Registration Default.

3.           Registration Procedures.

(a)           In connection with their obligations pursuant to Section 2(a) and Section 2(b) hereof, the Company and the Guarantors shall use commercially reasonable efforts to:

(i)          prepare and file with the SEC a Registration Statement on the appropriate form under the Securities Act, which form (x) shall be selected by the Company and the Guarantors, (y) shall, in the case of a Resale Shelf Registration, be available for the sale of the Registrable Securities by the Holders thereof and (z) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith; and use their commercially reasonable efforts to cause such Registration Statement to become effective and remain effective for the applicable period in accordance with Section 2 hereof;

(ii)         prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period in accordance with Section 2 hereof and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and keep each Prospectus current during the period the related Registration Statement is required to remain effective pursuant to Section 2 hereof. To the extent any Free Writing Prospectus is used, (x) file with the SEC any Free Writing Prospectus that is required to be filed by the Company or the Guarantors with the SEC in accordance with the Securities Act and (y) retain any Free Writing Prospectus not required to be filed;

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(iii)        in the case of a Resale Shelf Registration, furnish (or, to the extent permitted by law, publish, file or make available) to each Holder of Registrable Securities covered by the Shelf Registration Statement, to counsel for the Initial Purchasers, to counsel for such Holders and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and each Free Writing Prospectus and any amendment or supplement thereto (other than, in each case, documents to be incorporated by reference in a Prospectus or Free Writing Prospectus), as such Holder, counsel or Underwriter may reasonably request in order to facilitate the sale or other disposition of the Registrable Securities thereunder; and the Company and the Guarantors consent to the use of such Prospectus and Free Writing Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the selling Holders of Registrable Securities and any such Underwriters in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus or Free Writing Prospectus or any amendment or supplement thereto in accordance with applicable law;

(iv)        use their commercially reasonable efforts to register or qualify the Registrable Securities under all applicable state securities or blue sky laws of such jurisdictions as any Holder of Registrable Securities covered by a Registration Statement shall reasonably request in writing by the time the applicable Registration Statement becomes effective; cooperate with such Holders in connection with any filings required to be made with FINRA; and do any and all other acts and things that may be reasonably necessary or advisable to enable each Holder to complete the disposition in each such jurisdiction of the Registrable Securities owned by such Holder in accordance with the manner of sale provided in the applicable Registration Statement; provided that neither the Company nor any Guarantor shall be required to (A) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (B) file any general consent to service of process in any such jurisdiction or take any other action that would subject either of them to service of process in suits or (C) subject itself to taxation in any such jurisdiction if it is not so subject;

(v)         in the case of a Resale Shelf Registration, notify each Holder of Registrable Securities covered by the Shelf Registration Statement and counsel for such Holders and counsel for the Initial Purchasers promptly and, if requested in writing by any such Holder or counsel, confirm such advice in writing (A) when a Registration Statement has become effective and when any post-effective amendment thereto has been filed and becomes effective or when any Free Writing Prospectus has been filed or any amendment or supplement to the Prospectus or Free Writing Prospectus has been filed (other than, in each case, documents to be incorporated by reference in the Prospectus or Free Writing Prospectus), (B) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement, Prospectus or Free Writing Prospectus or for additional information after the Registration Statement has become effective, (C) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (D) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company or the Guarantors contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to an offering of such Registrable Securities cease to be true and correct in all material respects or if the Company or the Guarantors receive any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (E) of the happening of any event during the period a Shelf Registration Statement is effective that makes any statement made in such Registration Statement or the related Prospectus or any Free Writing Prospectus untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or Free Writing Prospectus in order to make the statements therein not misleading (in the case of any Prospectus, in light of the circumstances under which they were made) and (F) of any determination by the Company and the Guarantors that a post-effective amendment to a Registration Statement would be appropriate in order for such Registration Statement to be usable, other than documents to be incorporated by reference in such Registration Statement;

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(vi)        use their commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest practicable moment and provide prompt notice to each Holder of the withdrawal of any such order;

(vii)       in the case of a Resale Shelf Registration, if requested in writing, furnish to each selling Holder of Registrable Securities, without charge, at least one conformed copy of each Shelf Registration Statement and any post-effective amendment thereto (without any documents incorporated therein by reference or exhibits thereto, unless requested);

(viii)      in the case of a Resale Shelf Registration, cooperate in a commercially reasonable manner with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be issued in such denominations and registered in such names (consistent with the provisions of the Indenture) as such Holders may reasonably request in writing at least one Business Day prior to the closing of any sale of Registrable Securities;

(ix)         in the case of a Resale Shelf Registration, upon the occurrence of any event contemplated by Section 3(a)(v)(E) hereof, use their commercially reasonable efforts to prepare and file with the SEC a supplement or post-effective amendment to such Shelf Registration Statement or the related Prospectus, any Free Writing Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered (or, to the extent permitted by law, published, filed or made available) to purchasers of the Registrable Securities, such Prospectus or Free Writing Prospectus, as the case may be, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, (in the case of any Prospectus, in the light of the circumstances under which they were made), not misleading; and the Company and the Guarantors shall notify the Holders of Registrable Securities to suspend use of the Prospectus or Free Writing Prospectus, as the case may be, as promptly as reasonably practicable after the occurrence of such an event, and such Holders hereby agree to suspend use of the Prospectus or Free Writing Prospectus, as the case may be, until the Company and the Guarantors have amended or supplemented the Prospectus or Free Writing Prospectus, as the case may be, to correct such misstatement or omission;

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(x)          within a commercially reasonable time prior to the filing of any Registration Statement, any Prospectus, any Free Writing Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or Free Writing Prospectus (other than, in each case, the filing of documents to be incorporated by reference in a Registration Statement, Prospectus or Free Writing Prospectus), provide copies of such document to the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, to the selling Holders of Registrable Securities and their counsel if known) and make such of the representatives of the Company and the Guarantors as shall be reasonably requested in writing by the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the selling Holders of Registrable Securities or their counsel) available for discussion of such document; and the Company and the Guarantors shall not, at any time after initial filing of a Registration Statement, file any Prospectus, any Free Writing Prospectus, any amendment of or supplement to a Registration Statement or a Prospectus, or a Free Writing Prospectus (other than, in each case, documents to be incorporated by reference in a Registration Statement, Prospectus or Free Writing Prospectus), of which the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, the selling Holders of Registrable Securities and their counsel) shall not have previously been advised and furnished a copy or to which the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the selling Holders of Registrable Securities or their counsel) shall reasonably object;

(xi)         obtain a CUSIP number for all Exchange Securities or Registrable Securities, as the case may be, not later than the effective date of a Registration Statement;

(xii)        cause the Indenture to be qualified under the Trust Indenture Act in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be; cooperate in a commercially reasonable manner with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and execute, and use their commercially reasonable efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

(xiii)       in the case of a Resale Shelf Registration, make available for inspection at the Company’s principal place of business by a representative of the selling Holders of the Registrable Securities (an “Inspector”), any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, any attorneys and accountants designated by Majority Holders of Registrable Securities to be included in such Resale Shelf Registration and any attorneys and accountants designated by such Underwriter, at reasonable times and in a reasonable manner, all pertinent financial and other records, documents and properties of the Company and the Guarantors, and cause the respective officers, directors, trustees and employees of the Company and the Guarantors to supply all information reasonably requested in writing by any such Inspector, Underwriter, attorney or accountant in connection with a Shelf Registration Statement as is customary for similar due diligence examinations; provided that if any such information is identified by the Company or the Guarantors as being confidential or proprietary, each Person receiving such information shall take such actions as are necessary to protect the confidentiality of such information and shall be liable to, and indemnify the Company and the Guarantors for any failure to protest such confidentiality; provided, however, that without limitation to the foregoing, nothing in this Agreement shall prevent any Inspector, Holder or Underwriter or any of their respective attorneys or accountants from disclosing any confidential or proprietary information in connection with asserting any rights or defenses available under applicable law, or in connection with any legal, regulatory or administrative proceedings, arbitration or mediation (including, without limitation, due diligence defenses) or from disclosing any such information upon the order, request or demand of any court, arbitrator, mediator, governmental or regulatory authority or official of competent jurisdiction, FINRA, any stock exchange or similar authority; provided that, in the event of any such order, request or demand, such Inspector, Holder, Underwriter, attorney or accountant shall have notified the Company and the Guarantors in writing in advance of such proposed disclosure, to the extent permissible under applicable law or regulation or such order, request or demand, so that the Company or the Guarantors may seek an appropriate protective order and shall assist in the obtaining of any such protective order or otherwise;

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(xiv)      if reasonably requested in writing by any Holder of Registrable Securities covered by a Shelf Registration Statement, promptly include in a Prospectus Supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests in writing to be included therein and make all required filings of such Prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received notification of the matters to be so included in such filing; and

(xv)       in the case of a Resale Shelf Registration, enter into such customary agreements and take all such other actions in connection therewith (including those reasonably requested in writing by the Majority Holders of Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities including, but not limited to, an Underwritten Offering and in such connection, (A) to the extent possible, make such representations and warranties to the Holders and any Underwriters of such Registrable Securities with respect to the business of the Company and its subsidiaries and the Registration Statement, Prospectus, any Free Writing Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by the Company and the Guarantors to underwriters in underwritten offerings and confirm the same if and when requested to do so in writing, (B) use commercially reasonable efforts to obtain opinions of counsel to the Company and the Guarantors (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holders and such Underwriters and their respective counsel) addressed to each selling Holder and Underwriter of Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings, (C) use commercially reasonable efforts to obtain “comfort” letters from the independent registered public accountants of the Company and the Guarantors (and, if necessary, any other certified public accountant of any subsidiary of the Company or the Guarantors, or of any business acquired by the Company or the Guarantor for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each selling Holder and Underwriter of Registrable Securities to whom accountants are permitted to address such letter in accordance with applicable accounts guidance and the policies and procedures of the appropriate accounting firm of such registration, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings and (D) deliver such documents and certificates as may be reasonably requested by the Majority Holders of the Registrable Securities being sold or the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Company and the Guarantors made pursuant to clause (A) above and to evidence compliance with any customary conditions contained in an underwriting agreement.

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(b)          In the case of a Shelf Registration Statement, the Company and the Guarantors may require each Holder of Registrable Securities to furnish to the Company on behalf of the Company and the Guarantors such information regarding such Holder and the proposed disposition by such Holder of such Registrable Securities as the Company and the Guarantors may from time to time reasonably request in writing.

(c)          In the case of a Shelf Registration Statement, each Holder of Registrable Securities covered in such Shelf Registration Statement agrees that, upon receipt of any notice from the Company or the Guarantors of the happening of any event of the kind described in Section 3(a)(v)(C), 3(a)(v)(E) or 3(a)(v)(F) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Shelf Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(a)(ix) hereof and, if so directed by the Company and the Guarantors, such Holder will deliver to the Company or the Guarantors all copies in its possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities that is current at the time of receipt of such notice.

(d)          If the Company and the Guarantors shall give any notice pursuant to Section 3(c) hereof to suspend the disposition of Registrable Securities pursuant to a Shelf Registration Statement, the Company and the Guarantors shall extend the period during which such Shelf Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders of such Registrable Securities shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions (or, to the extent permitted by law, when such supplemented or amended Prospectus shall have been published, filed or made available). The Company and the Guarantors may give any such notice only twice during any 365-day period and any such suspensions shall not exceed 60 days (whether or not consecutive) in the aggregate during any 365-day period; provided that, if the event triggering the suspension relates to a proposed or pending material business transaction, the disclosure of which the board of trustees of the Company determines in good faith would be reasonably likely to impede the ability to consummate the transaction or would otherwise be seriously detrimental to the Company or the Guarantors and its subsidiaries taken as a whole, the Company and the Guarantors may extend the suspension from 60 days in any 365-day period to 90 days in any 365-day period.

(e)          The Holders of Registrable Securities covered by a Shelf Registration Statement who desire to do so may sell such Registrable Securities in an Underwritten Offering. In any such Underwritten Offering, the investment bank or investment banks and manager or managers (each an “Underwriter”) that will administer the offering will be selected by the Majority Holders of the Registrable Securities included in such offering, subject to the approval of the Company.

4.           Participation of Broker-Dealers in Exchange Offer.

(a)          The Staff has taken the position that any broker-dealer that receives Exchange Securities for its own account in the Exchange Offer in exchange for Securities that were acquired by such broker-dealer as a result of market-making or other trading activities (a “Participating Broker-Dealer”) may be deemed to be an “underwriter” within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities.

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The Company and the Guarantors have been advised that it is the Staff’s position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Securities, without naming the Participating Broker-Dealers or specifying the amount of Exchange Securities owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligation under the Securities Act in connection with resales of Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

(b)          In light of the above, and notwithstanding the other provisions of this Agreement, the Company and the Guarantors agree to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement for a period of up to 180 days after the last Exchange Date (as such period may be extended pursuant to Section 3(d) of this Agreement), if requested by the Initial Purchasers or by one or more Participating Broker-Dealers, in order to expedite or facilitate the disposition of any Exchange Securities by Participating Broker-Dealers consistent with the positions of the Staff recited in Section 4(a) above. The Company and the Guarantors further agree that Participating Broker-Dealers shall be authorized to deliver such Prospectus (or, to the extent permitted by law, publish, file or make available) during such period in connection with the resales contemplated by this Section 4.

(c)          The Initial Purchasers shall have no liability to the Company, the Guarantors or any Holder with respect to any request that they may make pursuant to Section 4(b) above.

5.           Indemnification and Contribution.

(a)          The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser and each Holder, their respective affiliates, directors and officers and each Person, if any, who controls any Initial Purchaser or any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable out-of-pocket legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are reasonably incurred), that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, any Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, in each case, insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser, Underwriter or Holder furnished by, or on behalf of, such Initial Purchaser, Underwriter or Holder or their respective representatives, to the Company or the Guarantors in writing expressly for use therein. In connection with any Underwritten Offering permitted by Section 3 hereof, the Company and the Guarantors, jointly and severally, will also indemnify the Underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their respective affiliates and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement.

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(b)          Each Initial Purchaser, Underwriter and Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantors, the Initial Purchasers and the other selling Holders, the directors, trustees and general partners of the Company and the Guarantors, each officer of the Company and the Guarantors who signed a Registration Statement and each Person, if any, who controls the Company, the Guarantors, any Initial Purchaser and any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Initial Purchaser, Underwriter or Holder furnished to the Company in writing by, or on behalf of, such Initial Purchaser, Underwriter or Holder expressly for use in any Registration Statement, any Prospectus and any Free Writing Prospectus. This indemnity provision shall be in addition to any liability that any such Holder may otherwise have to the Company or the Guarantors.

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(c)          If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such Person (the “Indemnified Person”) shall promptly notify the Person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 5 except to the extent that it has been prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 5. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 5 that the Indemnifying Person may designate in such proceeding and shall pay the reasonable out-of-pocket fees and expenses of such counsel related to such proceeding, as reasonably incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed in writing to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person upon the advice of counsel shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are reasonably incurred. Any such separate firm (x) for any Initial Purchaser, its affiliates, directors and officers and any control Persons of such Initial Purchaser shall be designated in writing by the Representatives, (y) for any Holder, its directors and officers and any control Persons of such Holder shall be designated in writing by the Majority Holders and (z) in all other cases shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as provided herein, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 90 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person for fees and expenses of counsel as provided herein in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d)          If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors from the offering of the Securities and the Exchange Securities, on the one hand, and by the Initial Purchasers, Underwriters or Holders from receiving Securities or Exchange Securities registered under the Securities Act, on the other hand, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, Underwriters or Holders, on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, Underwriters or Holders, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors or by the Initial Purchasers, Underwriters or Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

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(e)          The Company, the Guarantors Initial Purchasers, Underwriters and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation (even if the Initial Purchasers, Underwriters or Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any reasonable, out-of-pocket legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 5, in no event shall a Holder be required to contribute any amount in excess of the amount by which the total price at which the Securities or Exchange Securities sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to indemnification or contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5, each person who controls a Holder within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company or the Guarantors within the meaning of either the Securities Act or the Exchange Act, each officer of the Company or the Guarantors who shall have signed the Registration Statement and each director, trustee or general partner of the Company or the Guarantors shall have the same rights to contribution as the Company and the Guarantors, subject in each case to the applicable terms and conditions of this paragraph (e).

(f)          The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

(g)          The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchasers or any Holder or any Person controlling any Initial Purchaser or any Holder, or by or on behalf of the Company or the Guarantors or the officers, partners, trustees or directors of or any Person controlling the Company or the Guarantors, (iii) acceptance of any of the Exchange Securities and (iv) any sale of Registrable Securities pursuant to a Shelf Registration Statement.

6.           General.

(a)          No Inconsistent Agreements. The Company and the Guarantors represent, warrant and agree that (i) the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of any other outstanding securities issued or guaranteed by the Company or the Guarantors under any other agreement and (ii) neither the Company nor the Guarantors have entered into, or on or after the date of this Agreement will enter into, any agreement that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

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(b)          Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company and the Guarantors have obtained the written consent of the Majority Holders of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; provided that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 5 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder. Any amendments, modifications, supplements, waivers or consents pursuant to this Section 6(b) shall be in writing and executed by each of the parties required to consent thereto.

(c)          Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 6(c), which address initially is, with respect to the Initial Purchasers, the addresses of the Representatives set forth in the Purchase Agreement; (ii) if to the Company and the Guarantors, initially at the Company’s address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c); and (iii) to such other persons at their respective addresses as provided in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c). All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if telecopied; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery. Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

(d)          Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Initial Purchasers (in their capacity as Initial Purchasers) shall have no liability or obligation to the Company or the Guarantors with respect to any failure by a Holder (other than such Initial Purchaser) to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement.

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(e)          Third Party Beneficiaries. Each Holder shall be a third party beneficiary to the agreements made hereunder between the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of other Holders hereunder.

(f)          Rule 144A. The Company hereby agrees with each Holder, for so long as any Registrable Securities remain outstanding and remain Registrable Securities, to make available to any Holder or beneficial owner of Registrable Securities in connection with any sale thereof and any prospective purchaser of such Registrable Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Registrable Securities pursuant to Rule 144A under the Securities Act.

(g)          Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Facsimile signatures shall constitute original signatures for all purposes of this Agreement.

(h)          Headings. The headings in this Agreement are for convenience of reference only, are not a part of this Agreement and shall not limit or otherwise affect the meaning hereof.

(i)          Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflicts-of-law principles that would permit the application of the laws of another jurisdiction.

(j)          Miscellaneous. This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto. If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable or against public policy, the remainder of the terms, provisions, covenants and restrictions contained herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The Company, the Guarantors and the Initial Purchasers shall endeavor in good faith negotiations to replace the invalid, void or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, void or unenforceable provisions.

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IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the day and year first above written.

ISSUER:

LEXINGTON REALTY TRUST, a Maryland real estate investment trust, as Issuer of the Notes

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Executive Vice President

SUBSIDIARY GUARANTORS:

LEPERCQ CORPORATE INCOME FUND L.P.,
a Delaware limited partnership, as a Subsidiary Guarantor

By:	Lex GP-1 Trust, its general partner, a Delaware statutory trust

	By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

LEPERCQ CORPORATE INCOME FUND II L.P.,
a Delaware limited partnership, as a Subsidiary Guarantor

By:	Lex GP-1 Trust, its general partner, a Delaware statutory trust

	By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

Lex GP-1 Trust, a Delaware statutory trust,
as a Subsidiary Guarantor

	By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

[Signature Page to Registration Rights Agreement]

Lex LP-1 Trust, a Delaware statutory trust,
as a Subsidiary Guarantor

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

Lexington Realty Advisors, Inc., a Delaware corporation, as a Subsidiary Guarantor

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

lsac operating partnership l.p., a Delaware limited partnership, as a Subsidiary Guarantor

By:	LSAC General Partner LLC, a Delaware limited liability company, its general partner

	By:	LRA Manager Corp., a Delaware corporation, its manager

		By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

MLP Unit pledge l.p., a Delaware limited partnership, as a Subsidiary Guarantor

By:	MLP Unit Pledge GP LLC, a Delaware limited liability company, its general partner

	By:	LRA Manager Corp., a Delaware corporation, its manager

		By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

[Signature Page to Registration Rights Agreement]

PHOENIX HOTEL ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership, as a Subsidiary Guarantor

By:	Lepercq Corporate Income Fund II L.P., a Delaware limited partnership, its general partner

	By:	Lex GP-1 Trust, its general partner, a Delaware statutory trust

		By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

LEXINGTON/LION VENTURE L.P., a Delaware limited partnership, as a Subsidiary Guarantor

By:	LXP GP, LLC, a Delaware limited liability company, its general partner

	By:	LRA Manager Corp., a Delaware corporation, its manager

		By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

LRA MANAGER CORP. a Delaware corporation, as a Subsidiary Guarantor

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

Lexington Tennessee Holdings L.P., a Delaware limited partnership, as a Subsidiary Guarantor

By:	Lex GP-1 Trust, its general partner, a Delaware statutory trust

	By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

[Signature Page to Registration Rights Agreement]

Lex Chillicothe GP LLC
Lexington Lakewood Manager LLC
Lexington Millington Manager LLC
Lexington Columbus GP LLC
Lex Shreveport GP LLC
Lex St. Joseph GP LLC
Lexington Acquiport Company, LLC
Acquiport Winchester Manager LLC
Acquiport 600 Manager LLC
Acquiport 550 Manager LLC
Lexington Waxahachie Manager LLC
Lexington Acquiport Sierra LLC
Lexington Southfield LLC
Lexington TNI Westlake Manager LLC
Lexington Bristol GP LLC
Lexington Dulles Manager LLC
Lexington Tampa GP LLC
Lexington Bulverde Manager LLC
Lexington Shelby GP LLC
Lexington Olive Branch Manager LLC
Lexington Florence Manager LLC
Lexington Toy Trustee LLC
Lexington Wallingford Manager LLC
Lexington High Point Manager LLC
Lex-Property Holdings LLC
Lex GP Holding LLC
Lex Westerville GP LLC
Lexington Duncan Manager LLC
Lexington Mlp Westerville Manager LLC
LXP GP, LLC
NK-ODW/Columbus Property Manager LLC
NK-Lumberton Property Manager LLC
NK-Cinn Hamilton Property Manager LLC
Newkirk Gersant GP LLC
Lex Phoenix GP LLC

Each, a Delaware limited liability company, as Subsidiary Guarantors

By: LRA Manager Corp., their Manager

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

[Signature Page to Registration Rights Agreement]

Newkirk Jacway GP LLC
Newkirk Liroc GP LLC
Newkirk Avrem GP LLC
Newkirk Walando GP LLC
Lexington Allen Manager LLC
Lex Rock Hill GP LLC
Lexington Lion Cary GP LLC
Lexington Lion Plymouth GP LLC
Lexington Collierville Manager LLC
Lexington Louisville Manager LLC
Lexington Lake Forest Manager LLC
Lexington Centennial Manager LLC
Newkirk MLP Unit LLC
MLP Unit Pledge GP LLC
LSAC General Partner LLC
LSAC Crossville Manager LLC
Lex Jessup GP LLC
Newkirk Clifmar GP LLC
Newkirk Salistown GP LLC
Newkirk Dalhill GP LLC
Newkirk Carolion GP LLC
Newkirk Superwest GP LLC
Newkirk Elway GP LLC
Newkirk Johab GP LLC
Newkirk Washtex GP LLC
Newkirk Basot GP LLC
Newkirk Lanmar GP LLC
Newkirk JLE Way GP LLC
Newkirk Altenn GP LLC
Lexington Durham LLC

Each, a Delaware limited liability company, as Subsidiary Guarantors

By: LRA Manager Corp., their Manager

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

[Signature Page to Registration Rights Agreement]

Lex Missouri City GP LLC
Lex Opelika GP LLC
Lex Valdosta GP LLC
Lexington American Way LLC
Lexington Antioch Manager LLC
Lexington Hampton LLC
LSAC Oklahoma City Manager LLC
LSAC Woodlands Manager LLC
LMLP GP LLC
Newkirk Croydon GP LLC
Newkirk Denport GP LLC
Newkirk Skoob GP LLC
Newkirk Spokmont GP LLC
NLSAF Mcdonough Manager LLC
Triple Net Investment Company LLC
Xel Florence GP LLC
Acquiport Temperance LLC
Acquiport Milford LLC
Lexington Marshall LLC
Lexington Palm Beach LLC
Lexington OC LLC
Net 1 Phoenix L.L.C.
Lexington Canton LLC
Net 2 Hampton LLC
Net 1 Henderson LLC
Savannah Waterfront Hotel LLC
Lexington Fort Mill Manager LLC
Acquiport Laurens LLC
LSAC Eau Claire Manager LLC
NLSAF Marshall GP LLC
Lexington Minneapolis LLC
Net 2 Cox LLC
Lexington Livonia L.L.C.

Each, a Delaware limited liability company, as Subsidiary Guarantors

By: LRA Manager Corp., their Manager

By:	/s/ Joseph S. Bonventre
Name:	Joseph S. Bonventre
Title:	Vice President

[Signature Page to Registration Rights Agreement]

Lexington Glendale Manager LLC
Lexington TNI Des Moines Manager LLC
Lexington Foxboro I LLC
Newkirk Elport GP LLC
Newkirk Syrcar GP LLC
NLSAF Jacksonville GP LLC
Newkirk Bluff GP LLC
Lex-Eastgar GP LLC
LSAC Pascagoula Manager LLC
NLSAF Tampa GP LLC
Lex Eugene GP LLC

Each, a Delaware limited liability company, as Subsidiary Guarantors

By:	LRA Manager Corp., their Manager

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

Lex Chillicothe L.P.
By: Lex Chillicothe GP LLC, its general partner

Lexington Lakewood L.P.
By: Lexington Lakewood Manager LLC, its general partner

Lexington Millington L.P.
By: Lexington Millington Manager LLC, its general partner

Lexington Columbus L.P.
By: Lexington Columbus GP LLC, its general partner

Each, a Delaware limited partnership, as Subsidiary Guarantors

By: LRA Manager Corp., Manager of the general partners

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

[Signature Page to Registration Rights Agreement]

Lex Shreveport L.P.
By:	Lex Shreveport GP LLC, its general partner

Lex St. Joseph L.P.
By:	Lex St. Joseph GP LLC, its general partner

Lexington Waxahachie L.P.
By:	Lexington Waxahachie Manager LLC, its general partner

Lexington Acquiport Colinas L.P.
By:	Lexington Acquiport Sierra LLC, its general partner

Federal Southfield Limited Partnership
By:	Lexington Southfield LLC, its general partner

Lexington TNI Westlake L.P.
By:	Lexington TNI Westlake Manager LLC, its general partner

Lexington Bristol L.P.
By:	Lexington Bristol GP LLC, its general partner

Lexington Tampa L.P.
By:	Lexington Tampa GP LLC, its general partner

Lexington Bulverde L.P.
By:	Lexington Bulverde Manager LLC, its general partner

Lexington Shelby L.P.
By:	Lexington Shelby GP LLC, its general partner

Each, a Delaware limited partnership, as Subsidiary Guarantors

By:	LRA Manager Corp., Manager of the general partners

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

[Signature Page to Registration Rights Agreement]

Lexington Toy Lynwood L.P.
Lexington Toy Clackamas L.P.
Lexington Toy Tulsa L.P.
Each By: Lexington Toys Trustee LLC, its general partner

Lex Westerville L.P.
By:	Lex Westerville GP LLC, its general partner

Lexington Duncan L.P.
By:	Lexington Duncan Manager LLC, its general partner

Lexington MLP Westerville L.P.
By:	Lexington MLP Westerville Manager LLC, its general partner

Newkirk Gersant L.P.
By:	Newkirk Gersant GP LLC, its general partner

Newkirk Jacway L.P.
By:	Newkirk Jacway GP LLC, its general partner

Newkirk Liroc L.P.
By:	Newkirk Liroc GP LLC, its general partner

Newkirk Avrem L.P.
By:	Newkirk Avrem GP LLC, its general partner

Newkirk Walando L.P.
By:	Newkirk Walando GP LLC, its general partner

Lex Phoenix L.P.
By:	Lex Phoenix GP LLC, its general partner

Each, a Delaware limited partnership, as Subsidiary Guarantors

By:	LRA Manager Corp., Manager of the general partners

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

[Signature Page to Registration Rights Agreement]

Lexington Allen L.P.
By:	Lexington Allen Manager LLC, its general partner

Lex Rock Hill L.P.
By:	Lex Rock Hill GP LLC, its general partner

Lexington Lion Cary L.P.
By:	Lexington Lion Cary GP LLC, its general partner

Lexington Lion Plymouth L.P.
By:	Lexington Lion Plymouth GP LLC, its general partner

Lexington Collierville L.P.
By:	Lexington Collierville Manager LLC, its general partner

Lexington Louisville L.P.
By:	Lexington Louisville Manager LLC, its general partner

Lexington Lake Forest L.P.
By:	Lexington Lake Forest Manager LLC, its general partner

LSAC Crossville L.P.
By:	LSAC Crossville Manager LLC, its general partner

Lex Jessup L.P.
By:	Lex Jessup GP LLC, its general partner

Each, a Delaware limited partnership, as Subsidiary Guarantors

By:	LRA Manager Corp., Manager of the general partners

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

[Signature Page to Registration Rights Agreement]

Newkirk Clifmar L.P.
By:	Newkirk Clifmar GP LLC, its general partner

Newkirk Salistown L.P.
By:	Newkirk Salistown GP LLC, its general partner

Newkirk Dalhill L.P.
By:	Newkirk Dalhill GP LLC, its general partner

Newkirk Carolion L.P.
By:	Newkirk Carolion GP LLC, its general partner

Newkirk Superwest L.P.
By:	Newkirk Superwest GP LLC, its general partner

Newkirk Elway L.P.
By:	Newkirk Elway GP LLC, its general partner

Newkirk Johab L.P.
By:	Newkirk Johab GP LLC, its general partner

Newkirk Washtex L.P.
By:	Newkirk Washtex GP LLC, its general partner

Newkirk Basot L.P.
By:	Newkirk Basot GP LLC, its general partner

Newkirk Lanmar L.P.
By:	Newkirk Lanmar GP LLC, its general partner

Newkirk JLE Way L.P.
By:	Newkirk JLE Way GP LLC, its general partner

Each, a Delaware limited partnership, as Subsidiary Guarantors

By:	LRA Manager Corp., Manager of the general partners

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

[Signature Page to Registration Rights Agreement]

Newkirk Altenn L.P.
By:	Newkirk Altenn GP LLC, its general partner

LSAC Eau Claire L.P.
By:	LSAC Eau Claire Manager LLC, its general partner

NLSAF Marshall L.P.
By:	NLSAF Marshall GP LLC, its general partner

Lexington TNI Des Moines L.P.
By:	Lexington TNI Des Moines Manager LLC, its general partner

Newkirk Elport L.P.
By:	Newkirk Elport GP LLC, its general partner

Newkirk Syrcar L.P.
By:	Newkirk Syrcar GP LLC, its general partner

NLSAF Jacksonville L.P.
By:	NLSAF Jacksonville GP LLC, its general partner

Newkirk Bluff L.P.
By:	Newkirk Bluff GP LLC, its general partner

Lex-Eastgar L.P.
By:	Lex-Eastgar GP LLC, its general partner

LSAC Pascagoula L.P.
By:	LSAC Pascagoula Manager LLC, its general partner

NLSAF Tampa L.P.
By:	NLSAF Tampa GP LLC, its general partner

Each, a Delaware limited partnership, as Subsidiary Guarantors

By:	LRA Manager Corp., Manager of the general partners

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

[Signature Page to Registration Rights Agreement]

Lexington Durham Limited Partnership
By:	Lexington Durham LLC, its sole general partner

Lex Eugene L.P.
By:	Lex Eugene GP LLC, its general partner

Lex Missouri City L.P.
By:	Lex Missouri City GP LLC, its general partner

Lex Opelika L.P.
By:	Lex Opelika GP LLC, its general partner

Lex Valdosta L.P.
By:	Lex Valdosta GP LLC, its general partner

LSAC Oklahoma City L.P.
By:	LSAC Oklahoma City Manager LLC, its general partner

LSAC Woodlands L.P.
By:	LSAC Woodlands Manager LLC, its general partner

Newkirk Croydon L.P.
By:	Newkirk Croydon GP LLC, its general partner

Newkirk Denport L.P.
By:	Newkirk Denport GP LLC, its general partner

Newkirk Skoob L.P.
By:	Newkirk Skoob GP LLC, its general partner

Each, a Delaware limited partnership, as Subsidiary Guarantors

By:	LRA Manager Corp., Manager of the general partners

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

[Signature Page to Registration Rights Agreement]

Newkirk Spokmont L.P.
By:	Newkirk Spokmont GP LLC, its general partner

NLSAF Mcdonough L.P.
By:	NLSAF McDonough Manager LLC, its general partner

Xel Florence L.P.
By:	Xel Florence GP LLC, its general partner

Net Lease Strategic Assets Fund L.P.
By:	LMLP GP LLC, its general partner

Each, a Delaware limited partnership, as Subsidiary Guarantors
By:	LRA Manager Corp., Manager of the general partners

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

Acquiport Winchester LLC
By:	Acquiport Winchester Manager LLC, its sole member

Acquiport Lake Mary 600 LLC
By:	Acquiport 600 Manager LLC, its sole member

Acquiport Lake Mary 550 LLC
By:	Acquiport 550 Manager LLC, its sole member

Each, a Delaware limited liability company, as Subsidiary Guarantors
By:	LRA Manager Corp., Manager of the general partners

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

[Signature Page to Registration Rights Agreement]

Lexington Dulles LLC
By:	Lexington Dulles Manager LLC, its sole member

Lexington Olive Branch LLC
By:	Lexington Olive Branch Manager LLC, its sole member

Lexington Florence LLC
By:	Lexington Florence Manager LLC, its sole member

Lexington Wallingford LLC
By:	Lexington Wallingford Manager LLC, its sole member

Lexington High Point LLC
By:	Lexington High Point Manager LLC, its sole member

Lexington Fort Mill LLC
By:	Lexington Fort Mill Manager LLC, its sole member

NK-ODW/Columbus Property LLC
By:	NK-ODW/Columbus Property Manager LLC, its sole member

NK-Lumberton Property LLC
By:	NK-Lumberton Property Manager LLC, its sole member

NK-Cinn Hamilton Property LLC
By:	NK-CINN Hamilton Property Manager LLC, its sole member

Each, a Delaware limited liability company, as Subsidiary Guarantors

By:	LRA Manager Corp., Manager of the general partners

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

[Signature Page to Registration Rights Agreement]

Lexington Centennial LLC
By:	Lexington Centennial Manager LLC, its general partner

Lexington Glendale LLC
By:	Lexington Glendale Manager LLC, its sole member

Lexington Antioch LLC
By:	Lexington Antioch Manager LLC, its sole member

Each, a Delaware limited liability company, as Subsidiary Guarantors
By:	LRA Manager Corp., Manager of the general partners

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

Acquiport Brea Manager LLC
Lexington TNI Irving Manager LLC
Lexington Gears Manager LLC
Lexington Tempe Manager LLC
Lexington Memphis (JVF) Manager LLC
Lexington Las Vegas (VEGPOW) Manager LLC
Lexington Columbus (Jackson Street) Manager LLC
Lex Houston GP LLC
Lexington Knoxville Manager LLC
Lexington Foxboro II LLC

Each, a Delaware limited liability company, as Subsidiary Guarantor

By:	LRA Manager Corp., a Delaware corporation, their manager

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

[Signature Page to Registration Rights Agreement]

Acquiport Brea L.P.
By:	Acquiport Brea Manager LLC, its general partner

Lexington TNI Irving L.P.
By:	Lexington TNI Irving Manager LLC, its general partner

Lexington Gears L.P.
By:	Lexington Gears Manager LLC, its general partner

Lexington Tempe L.P.
By:	Lexington Tempe Manager LLC, its general partner

Lex Houston L.P.
By:	Lex Houston GP LLC, its general partner

Lexington Columbus (Jackson Street) L.P.
By:	Lexington Columbus (Jackson Street) Manager LLC, its general partner

Lexington Las Vegas (VEGPOW) L.P.
By:	Lexington Las Vegas (VEGPOW) Manager LLC, its general partner

Lexington Memphis (JVF) L.P.
By:	Lexington Memphis (JVF) Manager LLC, its general partner

Each, a Delaware limited partnership, as Subsidiary Guarantor

By:	LRA Manager Corp., a Delaware corporation, manager of the general partners

By:	/s/ Joseph S. Bonventre
Joseph S. Bonventre
Vice President

[Signature Page to Registration Rights Agreement]

Lexington Knoxville LLC, a Delaware limited liability company, as a Subsidiary Guarantor
By:	Lexington Knoxville Manager LLC, its member

By:	LRA Manager Corp., a Delaware corporation, manager of the member

By:	/s/ Joseph S. Bonventre
Joseph S. Bonventre
Vice President

Lexington Acquiport Fishers LLC
Lexington Arlington Manager LLC
Lexington Redmond Manager LLC
Lexington Moody LLC,
Lexington Fort Mill II Manager LLC,

Each, a Delaware limited liability company, as a Subsidiary Guarantor

By:	LRA Manager Corp., a Delaware corporation, their manager

By:	/s/ Joseph S. Bonventre
Joseph S. Bonventre
Vice President

[Signature Page to Registration Rights Agreement]

LEXINGTON ARLINGTON L.P.,
By:	Lexington Arlington Manager LLC, its general partner

LEXINGTON MOODY L.P.
By:	Lexington Moody LLC, its general partner

LEXINGTON FORT MILL II LLC,
By:	Lexington Fort Mill II Manager LLC, a Delaware limited liability company, its member

LEXINGTON REDMOND LLC,
By:	Lexington Redmond LLC, its member

Each, a Delaware limited partnership, as a Subsidiary Guarantor

By:	LRA Manager Corp., a Delaware corporation, manager of the general partners

By:	/s/ Joseph S. Bonventre
Joseph S. Bonventre
Vice President

[Signature Page to Registration Rights Agreement]

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

WELLS FARGO SECURITIES, LLC

By:	/s/ Carolyn Hurley
Name: Carolyn Hurley
Title: Director

For itself and the other several Initial Purchasers.

[Signature Page to Registration Rights Agreement]

J.P. Morgan Securities LLC

By:	/s/ Robert Bottamedi
Name: Robert Bottamedi
Title: Vice President

For itself and the other several Initial Purchasers.

[Signature Page to Registration Rights Agreement]

SCHEDULE A

Guarantors

Acquiport 550 Manager LLC
Acquiport 600 Manager LLC
Acquiport Lake Mary 550 LLC
Acquiport Lake Mary 600 LLC
Acquiport Laurens LLC
Acquiport Milford LLC
Acquiport Temperance LLC
Acquiport Winchester LLC
Acquiport Winchester Manager LLC
Federal Southfield Limited Partnership
Lepercq Corporate Income Fund II L.P.
Lepercq Corporate Income Fund L.P.
Lex Chillicothe GP LLC
Lex Chillicothe L.P.
Lex Eugene GP LLC
Lex Eugene L.P.
Lex GP Holding LLC
Lex GP-1 Trust
Lex Jessup GP LLC
Lex Jessup L.P.
Lex LP-1 Trust
Lex Missouri City GP LLC
Lex Missouri City LP
Lex Opelika GP LLC
Lex Opelika L.P.
Lex Phoenix GP LLC
Lex Phoenix L.P.
Lex Rock Hill GP LLC
Lex Rock Hill L.P.
Lex Shreveport GP LLC
Lex Shreveport L.P.
Lex St. Joseph GP LLC
Lex St. Joseph L.P.
Lex Valdosta GP LLC
Lex Valdosta L.P.
Lex Westerville GP LLC
Lex Westerville L.P.
Lex-Eastgar GP LLC
Lex-Eastgar LP

Lexington Acquiport Colinas L.P.
Lexington Acquiport Company, LLC
Lexington Acquiport Sierra LLC
Lexington Allen L.P.
Lexington Allen Manager LLC
Lexington American Way LLC
Lexington Antioch LLC
Lexington Antioch Manager LLC
Lexington Bristol GP LLC
Lexington Bristol L.P.
Lexington Bulverde L.P.
Lexington Bulverde Manager LLC
Lexington Canton LLC
Lexington Centennial LLC
Lexington Centennial Manager LLC
Lexington Collierville L.P.
Lexington Collierville Manager LLC
Lexington Columbus GP LLC
Lexington Columbus L.P.
Lexington Dulles LLC
Lexington Dulles Manager LLC
Lexington Duncan L.P.
Lexington Duncan Manager LLC
Lexington Durham LLC
Lexington Durham Limited Partnership
Lexington Florence LLC
Lexington Florence Manager LLC
Lexington Fort Mill LLC
Lexington Fort Mill Manager LLC
Lexington Foxoboro I LLC
Lexington Glendale LLC
Lexington Glendale Manager LLC
Lexington Hampton LLC
Lexington High Point LLC
Lexington High Point Manager LLC
Lexington Lake Forest L.P.
Lexington Lake Forest Manager LLC
Lexington Lakewood L.P.
Lexington Lakewood Manager LLC
Lexington Lion Cary GP LLC
Lexington Lion Cary L.P.
Lexington Lion Plymouth GP LLC
Lexington Lion Plymouth L.P.

Schedule A

Lexington Livonia LLC
Lexington Livonia LLC (con't)
Lexington Louisville L.P.
Lexington Louisville Manager LLC
Lexington Marshall LLC
Lexington Millington L.P.
Lexington Millington Manager LLC
Lexington Minneapolis LLC
Lexington MLP Westerville L.P.
Lexington MLP Westerville Manager LLC
Lexington OC LLC
Lexington Olive Branch LLC
Lexington Olive Branch Manager LLC
Lexington Palm Beach LLC
Lexington Realty Advisors, Inc.
Lexington Realty Trust
Lexington Shelby GP LLC
Lexington Shelby L.P.
Lexington Southfield LLC
Lexington Tampa GP LLC
Lexington Tampa L.P.
Lexington Tennessee Holdings L.P.
Lexington TNI Des Moines LP
Lexington TNI Des Moines Manager LLC
Lexington TNI Westlake L.P.
Lexington TNI Westlake Manager LLC
Lexington Toy Clackamus L.P.
Lexington Toy Lynwood L.P.
Lexington Toy Trustee LLC
Lexington Toy Tulsa L.P.
Lexington Wallingford LLC
Lexington Wallingford Manager LLC
Lexington Waxahachie L.P.
Lexington Waxahachie Manager LLC
Lexington/Lion Venture L.P.
Lex-Property Holdings LLC
LMLP GP LLC
LRA Manager Corp.
LSAC Crossville L.P.
LSAC Crossville Manager LLC
LSAC Eau Claire L.P.
LSAC Eau Claire Manager LLC
LSAC General Partner LLC

Schedule A

LSAC Oklahoma City L.P.
LSAC Oklahoma City Manager LLC
LSAC Operating Partnership L.P.
LSAC Pascagoula LP
LSAC Pascagoula Manager LLC
LSAC Woodlands L.P.
LSAC Woodlands Manager LLC
LXP GP LLC
MLP Unit Pledge GP LLC
MLP Unit Pledge L.P.
Net 1 Henderson LLC
Net 1 Phoenix LLC
Net 2 Cox LLC
Net 2 Hampton LLC
Net Lease Strategic Assets Fund L.P.
Newkirk Altenn GP LLC
Newkirk Altenn L.P.
Newkirk Avrem GP LLC
Newkirk Avrem L.P.
Newkirk Basot GP LLC
Newkirk Basot L.P.
Newkirk Bluff GP LLC
Newkirk Bluff L.P.
Newkirk Carolion GP LLC
Newkirk Carolion L.P.
Newkirk Clifmar GP LLC
Newkirk Clifmar L.P.
Newkirk Croydon GP LLC
Newkirk Croydon L.P.
Newkirk Dalhill GP LLC
Newkirk Dalhill L.P.
Newkirk Denport GP LLC
Newkirk Denport L.P.
Newkirk Elport GP LLC
Newkirk Elport L.P.
Newkirk Elway GP LLC
Newkirk Elway L.P.
Newkirk Gersant GP LLC
Newkirk Gersant L.P.
Newkirk Jacway GP LLC
Newkirk Jacway L.P.
Newkirk JLE Way GP LLC
Newkirk JLE Way L.P.

Schedule A

Newkirk Johab GP LLC
Newkirk Johab L.P.
Newkirk Lanmar GP LLC
Newkirk Lanmar L.P.
Newkirk Liroc GP LLC
Newkirk Liroc L.P.
Newkirk MLP Unit LLC
Newkirk Salistown GP LLC
Newkirk Salistown L.P.
Newkirk Skoob GP LLC
Newkirk Skoob L.P.
Newkirk Spokmont GP LLC
Newkirk Spokmont L.P.
Newkirk Superwest GP LLC
Newkirk Superwest L.P.
Newkirk Syrcar GP LLC
Newkirk Syrcar LP
Newkirk Walando GP LLC
Newkirk Walando L.P.
Newkirk Washtex GP LLC
Newkirk Washtex L.P.
NK-CINN Hamilton Property LLC
NK-CINN Hamilton Property Manager LLC
NK-Lumberton Property LLC
NK-Lumberton Property Manager LLC
NK-ODW/Columbus Property LLC
NK-ODW/Columbus Property Manager LLC
NLSAF Jacksonville GP LLC
NLSAF Jacksonville L.P.
NLSAF Marshall GP LLC
NLSAF Marshall LP
NLSAF McDonough L.P.
NLSAF McDonough Manager LLC
NLSAF Tampa GP LLC
NLSAF Tampa L.P.
Phoenix Hotel Associates Limited Partnership
Savannah Waterfront Hotel LLC
Triple Net Investment Company LLC
Xel Florence GP LLC
Xel Florence L.P.
Acquiport Brea L.P.
Acquiport Brea Manager LLC

Schedule A

Lexington TNI Irving L.P.
Lexington TNI Irving Manager LLC
Lexington Gears L.P.
Lexington Gears Manager LLC
Lexington Tempe L.P.
Lexington Tempe Manager LLC
Lexington Redmond LLC
Lexington Redmond Manager LLC
Lexington Fort Mill II LLC
Lexington Fort Mill II Manager LLC
Lexington Moody L.P.
Lexington Moody LLC
Lexington Arlington L.P.
Lexington Arlington Manager LLC
Lexington Acquiport Fishers LLC
Lexington Memphis (JVF) L.P.
Lexington Memphis (JVF) Manager LLC
Lexington Columbus (Jackson Street) L.P.
Lexington Columbus (Jackson Street) Manager LLC
Lexington Las Vegas (VEGPOW) L.P.
Lexington Las Vegas (VEGPOW) Manager LLC
Lex Houston L.P.
Lex Houston GP LLC
Lexington Knoxville LLC
Lexington Knoxville Manager LLC
Lexington Foxboro II LLC
Schedule A

SCHEDULE B

Initial Purchasers

Wells Fargo Securities, LLC
J.P. Morgan Securities LLC
Barclays Capital Inc.
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
KeyBanc Capital Markets Inc.
Capital One Southcoast, Inc.
PNC Capital Markets LLC
Regions Securities LLC
TD Securities (USA) LLC
Fifth Third Securities, Inc.
RBS Securities Inc.
U.S. Bancorp Investments, Inc.
BB&T Capital Markets, a division of BB&T Securities, LLC